Rule 497(e) File Nos. 002-96408

and 811-04254

LEGG MASON PARTNERS INCOME FUNDS

Legg Mason Partners Total Return Bond Fund

Supplement dated September 20, 2006

to Prospectus and Statement of Additional Information

dated November 28, 2005

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Name of Fund.

On or about November 20, 2006, the name of the fund will change to Legg Mason Partners Core Bond Fund. All references to the fund in the Prospectus and Statement of Additional Information are changed accordingly.

Principal Investment Strategies-Key Investments.

Concurrent with the change in its name, the investment strategy of the fund will change to an intermediate duration core bond strategy. Under the revised strategy, the fund will, under normal circumstances, invest at least 80% of its assets, plus any borrowings for investment purposes, in debt and fixed-income securities of various maturities. As under the fund’s current strategy, the fund may invest in:

•	Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;
•	High grade mortgage-related securities issued by various governmental and nongovernmental entities;
•	Investment grade corporate debt securities of U.S. issuers;
•	Investment grade taxable municipal securities;
•	Investment grade asset backed securities; and
•	Yankee bonds.

Under the fund’s revised strategy, the fund may also invest in:

•	U.S. dollar denominated debt securities issued or guaranteed by other national governments, their agencies, instrumentalities, and political sub-divisions, as well as securities of supra-national organizations;
•	U.S. dollar denominated corporate debt securities of non-U.S. issuers;
•	Securitized participations in loans;
•	Structured notes;
•	Convertible securities;
•	Preferred stock; and
•	Warrants.

Under its revised strategy, the fund anticipates that all securities it purchases will be investment grade, i.e., rated at the time of investment BBB/Baa or higher by at least one NRSRO or, if not rated by any NRSRO, determined by the portfolio managers to be of comparable quality. Under the current strategy, the fund is permitted to invest up to 10% of its assets in securities rated below investment grade.

Under its revised strategy, the average modified duration of the fund is generally expected to range within 20% of the duration of the domestic bond market as a whole, typically 3 to 6 years, depending on the portfolio managers’ expectation regarding interest rates. “Duration” refers to the range within which the average modified duration of the fund is expected to fluctuate. Modified duration measures the expected sensitivity of a security’s market price to changes in interest rates, taking into account the effects of the security’s structural complexities. If the portfolio managers expect interest rates to rise, which would negatively impact the value of the fund’s fixed-income investments, they will be permitted to decrease the duration of the fund. Conversely, if the portfolio managers expect interest rates to fall, they will be permitted to increase the duration of the fund. Under the current strategy, the fund has no stated duration range.

U.S. Treasury securities in which the fund may invest include stripped U.S. Treasury securities, or STRIPS, and inflation index linked securities. Some of the government securities held by the fund are not guaranteed or backed by the full faith and credit of the U.S. Treasury and are subject to credit risk, meaning that it is possible that the issuers of these securities will be unable to make required payments.

Under the revised strategy, the fund may invest in all types of dollar-denominated debt securities of non-U.S. governmental issuers. These sovereign debt securities may include:

•	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions;
•	Fixed income securities issued by government-owned, controlled or sponsored entities;
•	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;
•	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;
•	Participations in loans between governments and financial institutions; and
•	Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

The disclosure under “Principal investment strategies—Key investments” in the Prospectus and under the section entitled “INVESTMENT OBJECTIVES AND POLICIES” in the Statement of Additional Information is accordingly modified.

The fund’s investment objective will continue to be to seek to maximize total return consisting of capital appreciation and income.

The portfolio managers will utilize a core bond strategy and continue to follow the selection process described in the fund’s Prospectus.

Principal Risks of Investing in the fund.

Because of the fund’s revised strategy, in addition to the risks disclosed in the Prospectus, the fund will be subject to the following risks:

Investments in foreign issuers, including those that are U.S. dollar-denominated, may involve additional risks compared to investments in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests significantly in one country. These risks may include:

•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
•	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable, or the fund may have difficulty determining the fair value of its securities;
•	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;
•	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and
•	Economic, political and social developments may adversely affect non-U.S. securities markets.

Sovereign government and supranational debt involve many of the risks described above relating to foreign investments, as well as the risk of debt moratorium, repudiation or renegotiation, and the fund may be unable to enforce its rights against the issuers. In particular, some securities issued by a foreign government may not be backed by the full faith and credit of the government.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

In a loan participation, the fund assumes the credit risk of both the borrower and the lender, and the fund could lose money in the event of a default. In addition, loan participations may be difficult to value and dispose of.

Warrants are securities which permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations.

The disclosure under “Principal risks of investing in the fund” in the Prospectus and under the section entitled “RISK FACTORS” in the Statement of Additional Information is accordingly modified.

More on the fund’s investments.

The following is added under “Derivative contracts”: The fund may invest in structured notes, sometimes called “hybrid debt,” that are intermediate-term debt securities whose interest payments are determined by some type of formula tied to the movement of an interest rate, stock, stock index, commodity, or currency. Structured notes may not track an underlying index or other benchmark directly, but may reset based on formulas that can produce an effect similar to leveraging. Certain structured notes may provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change. Although structured notes are derivatives, they often do not include an option, forward or futures contract.

Variable and floating rate debt securities

Debt securities in which the fund may invest include variable and floating rate debt securities. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the securities, but may also accelerate the effect of declines in market interest rates on the fund’s portfolio.

Reverse repurchase agreements

The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund.

Other debt securities

The fund may also invest in zero coupon securities, pay-in-kind securities and inflation-indexed securities.

Securities of other investment companies

The fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. The return on investments in other registered investment companies will be reduced by the operating expenses, including investment advisory expenses, of such companies, and by any sales loads or other distribution-related fees or charges incurred in purchasing or selling shares of such companies, in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Credit quality

Ratings express only the opinion of the rating agency, and are not guarantees of quality. Securities may be rated by different agencies and, if a security receives different ratings from these agencies, the fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a security, and the fund may choose not to sell securities that are downgraded below investment grade after their purchase.

The disclosure under “More on the fund’s investments” in the Prospectus and under the section entitled “INVESTMENT OBJECTIVES AND POLICIES” in the Statement of Additional Information is accordingly modified.

Portfolio managers.

S. Kenneth Leech and Stephen A. Walsh, portfolio managers of the fund since June 12, 2006, will continue to be portfolio managers of the Fund. In addition, Carl L. Eichstaedt, Edward A. Moody, and Mark Lindbloom will become portfolio managers of the fund as of November 20, 2006.

Messrs. Leech, Walsh, Eichstaedt and Moody are portfolio managers of Western Asset Management Company (“Western Asset”), the fund’s subadviser, and have been employed by Western Asset for more than five years.

Prior to joining Western Asset in 2006, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group. He had been associated with Citigroup Inc. or its predecessor companies since 1986.

The disclosure under “Management-Portfolio Managers” in the Prospectus is accordingly modified.

In implementing the changes, the portfolio could experience turnover of approximately 70% of the fund’s securities. If effected as of August 30, 2006, such turnover would not be expected to result in any capital gains distributions after making use of available capital loss carry forwards. It is anticipated that if the fund strategy changes had occurred on August 30, 2006, the costs of repositioning the fund would be between approximately $40,000 and $80,000, or $0.0024 and $0.0048 per share (including trading and commission expenses).

Performance Information.

To better reflect the fund’s revised investment strategy, following the change the fund will compare its performance in the “Average Annual Returns” table in the Prospectus with that of the Lehman Brothers U.S. Aggregate Index.